================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                              Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                December 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
BLUE CHIP GROWTH FUND
---------------------

* As global economic growth accelerated and interest rates rose, technology stocks rallied while defensive and interest rate-sensitive stocks lagged.
* The fund's 6- and 12-month results were good but trailed the returns of peers with more exposure to technology, foreign stocks, and certain cyclical companies.
* Several technology, media, telecommunications, and retail holdings delivered strong returns.
* Concerns about inflation and higher interest r ates may spur more volatility, but corporate earnings growth could drive further stock gains.

================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------

     A rebound in foreign economies and accelerating U.S. growth drove brisk appreciation in many sectors, particularly technology stocks. World markets rallied around a belief that technology, telecommunications, and the Internet would enable, enhance, and perhaps prolong world growth while limiting inflation. However, financial markets were sometimes unstable as investors were periodically vexed by the threat of inflation and the Federal Reserve's three interest rate hikes.

********************************************************************************

 PERFORMANCE COMPARISON
 ----------------------
    Periods Enhded 12/31/99        6 Months      12 Months
    -----------------------        --------      ---------

    Blue Chip Growth Fund             9.25%         20.00%
    S&P500                            7.71          21.04
    Lipper Large-Cap Core
    Funds Average                     9.96          22.35

********************************************************************************

     In this volatile but favorable environment, your fund's 9.25% six-month total return surpassed the Standard & Poor's 500 Stock Index and led to a 20% one-year gain. With this report, we are introducing the fund's new Lipper category in their revised classification system. Previously, Lipper Inc. assigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalizatio n, price/earnings ratios, and other valuation measures. On this basis, Lipper placed your fund (and many other growth funds) in the Large-Cap Core Funds category. This Lipper group returned 9.96% over the past six months and 22.35% for the year. These results are in keeping with, though slightly ahead of, your fund's gains over the same periods. Technology, foreign, and certain cyclical stocks, which are held more commonly by our competitors, benefited most from the robust economic environment, while pharmaceuticals and financials, two large sectors in this fund, posted mediocre performance.

YEAR-END DISTRIBUTIONS
----------------------

     On December 14, 1999, your Board of Directors declared an income dividend of $0.03 per share and a long-term capital gain distribution of $0.33 per share to shareholders of record on that date. This was paid on December 16. You should already have received your check or statement reflecting these distributions, as well as Form 1099-DIV summarizing this information for 1999 tax purposes.

MARKET ENVIRONMENT
------------------

     During the past six months, U.S. corporations continued to benefit from strong GDP growth, low inflation, and improvement in many international economies. Japan and the rest of Asia enjoyed economic and stock market recoveries, and European markets as a whole also began to improve. These developments greatly benefited large U.S. firms with global operations, and added fuel to a longstanding bull market in U.S. equities. The S&P 500 has now returned more than 20% in each of the last five years, and its compound annual growth rate N and your fund's N exceeded 28% over that time period.

     Investors have been especially bullish that a technology-led "new economy" can allow superior economic, corporate, and market growth with only modest inflation. To date, that belief has been accurate, and we agree there is some reason for optimism. The Internet will continue to drive sharper price competition and a dramatic improvement in internal and business-to-business efficiency. In fact, many large-cap stocks were punished because of a perceived vulnerability to Internet competition. As the year progressed, many blue chip companies proved to investors that they, also, were adept at using the Internet as a marketing and distribution tool as well as a powerful mechanism for improving internal efficiency.

********************************

 . . . It will  take  time to
fully  gauge the  long-term
beneficiaries (and casualties)
of the growth of the Internet.

********************************

     Nonetheless, there is much in this environment that concerns us. In our opinion, the striking increase in the value of many technology stocks is warranted in many cases but has been severely overdone in others. A series of weak earnings reports early in 2000 led to considerable volatility in tech stock prices. The real risk is that a normal correction meant to reprice only unprofitable or speculative issues could lead to a more widespread and devastating correction in technology stocks and ultimately the entire market. In addition, it will take time to fully gauge the long-term beneficiaries (and casualties) of the growth of the Internet.

     Inflation is another perplexing issue. During the past spring and summer, economic data hinted at an increase in inflationary pressure. Unemployment figures have been persistently low, and the prices of some raw materials increased. The price of oil, for example, more than doubled from $10 to $25 a barrel during 1999. Yet actual inflation measures, notably the consumer and producer price indices, remained subdued. The Fed chose to raise the federal funds target rate three times for a total of 75 basis points (100 basis points equal one percent), and the 30-year Treasury bond yield increased from below 5% to nearly 6.5%.

     In this complex (and sometimes confusing) environment, investors reacted by bidding up the value of technology and some cyclical stocks, which offer the potential for sharp earnings growth. However, the stocks of more-traditional growth companies, such as pharmaceuticals, and interest rate-sensitive stocks, like financials, generally struggled. In other areas, such as the retail and energy sectors, many stocks performed well but were overshadowed by the technology bull market. However, we believe that the rules of investing have not changed. Durable, sustainable earnings and cash-flow growth drives investment values over the long term.

PORTFOLIO REVIEW
----------------

     Although your fund has a considerable stake in technology, its exposure to the sector is somewhat lower than the average growth fund, and tech holdings performed particularly well in the second half of 1999. However, we had meaningful positions in several strong stocks in this sector. ORACLE was the top contributor to fund performance in the past six months, and we more than tripled our investment in the company. This supplier of database systems has a powerful new set of products for Internet applications. Long-time tech holdings MICROSOFT, CISCO SYSTEMS, SUN MICROSYSTEMS, and INTEL rounded out the top-five contributors list in the second half.

     EMC, the leading maker of data storage systems, as well as semiconductor firms TEXAS INSTRUMENTS, MAXIM INTEGRATED PRODUCTS, and XILINx also turned in stellar performances; these are positions we have held for several years. Two new investments in the software area more than doubled: VERITAS SOFTWARE, a top provider of software solutions for data storage, and CITRIX SYSTEMS, which makes very popular programs that allow a remote computer user to access all systems in a network efficiently. Both companies are solidly profitable and sell to rapidly growing multi-billion dollar markets.

     In the technology area, we have been drawn to companies that are well positioned to benefit from the Internet but have good growth prospects independent of the Internet's rise. However, our limited investments directly in Internet companies were strong contributors in 1999. A substantial position in AMERICA ONLINE continued to generate superior returns. YAHOO! was added as a relatively modest investment in the second half but grew to be a more substantive position by year-end. The company now represents 0.8% of the S&P 500.

     [A pie chart based on net assets as of 12/31/99 with the following segments: Business services and transportation, 15%. Capital equipment, process industries, and basic materials, 7%. Technology, 19%. Consumer services and cyclicals, 17%. Financial, 17%. Energy and utilities, 6%. Consumer nondurables, 15%. Reserves, 4%.]

     Media and telecommunication stocks were also valuable contributors to performance. Long-time holding CORNING expanded its position as a leader in the supply of fiber optic cable and related transmission components, and the stock was revalued up substantially. NOKIA , the Finnish maker of cellular handsets and telecom infrastructure, continued to take market share from rivals, and its stock was a top-10 contributor to second-half performance. NEXTEL, a provider of personal telecommunication services, used its valuable two-way direct-call feature to drive very strong subscriber growth among business users. SPRINT, which agreed to be acquired by MCI WORLDCOM at a premium, did well for a time. However, the transaction may encounter regulatory impediments, and neither stock has performed well recently.

     Although rising interest rates dampened the performance of many financial stocks, some were quite strong throughout the year. CITIGROUP did well in the six-month period, and was a top contributor for the whole of 1999. AMERICAN EXPRESS also appeared to be capitalizing on its strong global franchise and technology prowess to generate new products and, ultimately, growth. MARSH & MCLENNAN has carefully built leadership positions in insurance risk management as well as brokerage and investment management with its Putnam subsidiary. The stock appreciated steadily from our purchase price and surpassed the market averages by a wide margin.

     Entertainment and media also did well despite their below-average sensitivity to improving foreign economies. Television and radio operator CBS was again a major contributor to fund performance. Its merger with Viacom should result in a media powerhouse with dominant positions in radio (Infinity Broadcasting) and cable programming. CLEAR CHANNEL is another giant in radio; it sustained a sterling record of operating cash flow growth and strong stock performance throughout the year. OMNICOM, a provider of advertising services, continued to expand its Internet-related services and investments, and the stock was a leader in its industry. COMCAST (an East Coast cable operator and a new holding) and TRIBUNE (owner of the various newspapers and the WB broadcasting group) each produced solid gains as their managements built on a history of creating well-diversified, high-quality media companies.

     We would be remiss if we did not recognize the outstanding showing of several retail holdings. WAL-MART and HOME DEPOT were top contributors to second-half returns, and DAYTON HUDSON generated solid performance. We were pleased with these results since many other retailers were mauled by a perception (in some cases a reality) that their strategy or positioning was no longer competitive in an Internet world. It is also appropriate to mention GE, a traditional company that is reinventing itself using the Internet. We added aggressively to our position in this holding when it declined during the year, and it turned in a very strong second-half performance, becoming a top second-half performer.

     As always, some stocks produced disappointing results. WASTE MANAGEMENT was our largest loser in the six-month period. This was remarkable and disappointing because we cut our position significantly as fundamental problems unfolded at the company. The problems proved to be pervasive and indicative of poor operating control and unreliable financial reporting. The company has new management, and the stock is attractively valued if the estimated earnings power of the company is correct. However, the company must rebuild reporting systems and also regain market share and credibility. We will meet with the new management and monitor the progress of the company, but we eliminated all but a minor portion of our investment.

*****************************

Ironically, several negative
contributors were companies
that generally had very
solid operating results.

*****************************

     Ironically, several negative contributors were companies that generally had very solid operating results. TYCO INTERNATIONAL has been a holding for several years and has performed quite well. The company has been an aggressive acquirer of various businesses, but it has built leadership roles in fire control systems and security (ADT), telecommunications equipment (AMP and ATT transoceanic cable business), and hospital supply (US Surgical and several other businesses). The company was the subject of significant controversy in the second half as certain short sellers argued that it had employed aggressive and improper accounting for acquisitions. The company, its independent accountants, and several external accountants vigorously defended the propriety of Tyco's accounting. Ultimately the SEC elected to address the controversy by conducting an informal, voluntary inquiry that should take several months. The company is cooperating with the SEC and claims to welcome the chance to settle the issue. However, as might be expected, the stock performed poorly until rebounding recently. Until the inquiry is complete, the stock is probably in limbo, and we sold a small amount of our holding for that reason. However, we think the inquiry will not reveal major problems, and, perhaps more important, Tyco appears to be gen-erating excellent growth, is run efficiently, and will generate several billion dollars of free cash flow this year N it generated $900 million in free cash flow in the most recent quarter alone. Consequently, while respectful of the pain that accounting controversy can bring, we want to maintain a meaningful position in Tyco.

     Three more major losers were FREDDIE MAC, SAFEWAY, and KROGER. Freddie Mac produced substantial losses for the fund because it was a large position hurt badly by the increase in interest rates in 1999. However, this company N a favorite of Warren Buffet N has been a significant holding of the fund since inception in 1993. It and Fannie Mae form an oligopoly in the mortgage-securitization industry. While both companies are plagued from time to time by interest rate and political concerns, they generate consistent double-digit earnings growth and greater than 20% return on equity. We have invested in both stocks before when they were out of favor with ultimately good results. In our view, now is a good time to go against the crowd.

     Safeway and Kroger are leading supermarket chains, and while we are not as confident that food retailing is a great growth business, we have seen returns (and growth) steadily improve. These companies, and drugstores like CVS, have been punished because investors have preferred more cyclical investments and have feared that Internet-based businesses would take away significant market share. Safeway and Kroger (and CVS, for that matter) have an outstanding record of earnings growth and stock performance for much of the 1990s. We are confident that these companies will not only deal with the Internet but will ultimately use it and other competitive weapons to continue to thrive.

STRATEGY
--------

     Our investment strategy continues to focus on maintaining positions in core holdings as long as the fundamentals remain strong and the valuations are reasonable. Consequently, much of the substantial cash flow the fund received was invested opportunistically in existing holdings. For example, additions to Microsoft, Sprint, FIRSTAR, America Online, DELL COMPUTER, WARNER-LAMBERT, KIMBERLY CLARK, and GE were significant enough to be included in the 10-largest purchases list for the past six months.

     However, among our major purchases we did establish two new positions. COMPUTER ASSOCIATES is a leading provider of computer software and services. It has a solid long-term growth record and generates substantial cash flow which it has used to make acquisitions. Perhaps more important, the company (along with Oracle) is well positioned to benefit from the growth of the Internet and related electronic commerce.

     ROYAL DUTCH PETROLEUM was also a major purchase. The company is a blue chip energy firm with perhaps the best reserves and long-term operating results in the sector. It is now restructuring to eliminate lower-return activities -- something it has not traditionally done -- and has a renewed, comprehensive focus on efficiency. We have learned from our investments in giants EXXON MOBIL and BRITISH PETROLEUM that when a management team becomes serious about improving efficiency and returns, it can yield powerful results -- particularly in an environment of stronger energy prices.

OUTLOOK
-------

     As outlined in the Market Environment section, the market faces several challenges, including high valuations and an uncertain business and inflation environment. However, risk also creates substantial opportunity. In general, we expect corporate earnings to be even stronger than our fairly optimistic projections. In addition, the rotation toward high-growth and technology stocks has created interesting values in some high-quality traditional growth stocks.

********************************

In general, we expect corporate
earnings to be even  stronger
than our fairly optimistic
projections.

********************************

     As always, we will try to limit the time spent on economic prediction and focus our energy on finding blue chip companies with leading market positions, seasoned management, and strong financial fundamentals. This is the area where we have some expertise and feel we can add the most value. For example, although pharmaceutical stocks have underperformed in the last six months, many of them still have solid business models and are growth stocks worthy of ownership. If we can buy or hold them when others are selling due to concerns unrelated to the companies, we should be able to add to performance over time.

     Currently, we see several reasons that the outlook for U.S. stocks and your fund remains favorable:

* Inflation and interest rate data are positive. Despite widespread concern about the economic boom and the potential for inflation, actual data suggest that the economy is growing moder ately and that the Fed has been effective in keeping inflation under control. On balance, we believe that inflation and interest rates will increase but at a manageable pace.

* Earnings growth continues to be very strong at many high- quality U.S. companies, and the valuations of selected companies remain reasonable.

*    Our  investment  universe  offers  investors   top-notch,   entrepreneurial
     management that prioritizes shareholder interests, as well as sound business models that have proved very profitable to date.

* Many of our holdings generate significant free cash flow that has been used to repurchase shares or make acquisitions in a manner that benefits shareholders. This attribute of the companies in your fund may prove particularly advantageous in a challenging market environment.

     We believe we can enhance returns and lower risk over time by investing in "all season" growth companies -- ones that can generate earnings growth regardless of the economic or interest rate environment N and by striving to buy such companies at reasonable valuations. We appreciate your continued support in this endeavor.

Respectfully submitted,

/s/

Larry J. Puglia
President and Chairman of the Investment Advisory Committee

January 19, 2000

================================================================================
T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/99
--------------------------------------------------------------------------------
  Microsoft                                                                3.9%
--------------------------------------------------------------------------------
  Citigroup                                                                3.1
--------------------------------------------------------------------------------
  GE                                                                       2.4
--------------------------------------------------------------------------------
  Cisco Systems                                                            2.1
--------------------------------------------------------------------------------
  Freddie Mac                                                              2.0
--------------------------------------------------------------------------------
  Tyco International                                                       2.0
--------------------------------------------------------------------------------
  Intel                                                                    1.8
--------------------------------------------------------------------------------
  Wal-Mart                                                                 1.8
--------------------------------------------------------------------------------
  Warner-Lambert                                                           1.8
--------------------------------------------------------------------------------

  CBS                                                                      1.8
--------------------------------------------------------------------------------
  MCI WorldCom                                                             1.7
--------------------------------------------------------------------------------
  Oracle                                                                   1.6
--------------------------------------------------------------------------------
  America Online                                                           1.6
--------------------------------------------------------------------------------
  Home Depot                                                               1.6
--------------------------------------------------------------------------------
  Corning                                                                  1.4
--------------------------------------------------------------------------------
  Bristol-Myers Squibb                                                     1.4
--------------------------------------------------------------------------------
  Wells Fargo                                                              1.3
--------------------------------------------------------------------------------
  Time Warner                                                              1.3
--------------------------------------------------------------------------------
  Dell Computer                                                            1.3
--------------------------------------------------------------------------------
  American Express                                                         1.2
--------------------------------------------------------------------------------
  Exxon Mobil                                                              1.2
--------------------------------------------------------------------------------
  Kimberly-Clark                                                           1.2
--------------------------------------------------------------------------------
  Nokia                                                                    1.2
--------------------------------------------------------------------------------
  Fannie Mae                                                               1.2
--------------------------------------------------------------------------------
  Lucent Technologies                                                      1.1
--------------------------------------------------------------------------------
  Total                                                                   43.0%

Note: Table excludes reserves.

================================================================================
T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size
6 Months Ended 12/31/99

TEN LARGEST PURCHASES
---------------------
Microsoft
Computer Associates *
Sprint
FirStar
Royal Dutch Petroleum *
America Online
Dell Computer
Warner-Lambert
Kimberly-Clark
GE

TEN LARGEST SALES
-----------------
Honeywell International
Bank of America
BMCSoftware
SPX**
Biogen
MCIWorldCom
H&RBlock **
Compuware **
Cardinal Health **
Sun Microsystems

 * Position added
** Position eliminated
================================================================================

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

*******************************

SEC Chart shown here; as of 12/31/99 Blue Chip Growth Fund $40,039; S&P 500 $53,278.

*******************************

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                              Since    Inception
Periods Ended 12/31/99       1 Year    3 Years    5 Years   Inception     Date
----------------------       ------    -------    -------   ---------     ----
Blue Chip Growth Fund        20.00%     25.40%     28.28%      23.78%    6/30/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Blue Chip Growth Fund
-----------------------------------
Financimal Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------
                                      Year
                                      Ended
                                12/31/99  12/31/98  12/31/97  12/31/96  12/31/95
 NET ASSET VALUE
---------------
Beginning of period            $  30.60  $  24.17  $  19.06  $  15.09  $  11.11
--------------------------------------------------------------------------------
Investment activities
 Net investment income (loss)      0.03      0.11      0.13      0.14      0.16*
 Net realized and
 unrealized gain (loss)            6.07      6.82      5.12      4.05      4.05
--------------------------------------------------------------------------------
 Total from
 investment activities             6.10      6.93      5.25      4.19      4.21
--------------------------------------------------------------------------------
Distributions
 Net investment income            (0.03)    (0.11)    (0.12)    (0.14)    (0.15)
 Net realized gain                (0.33)    (0.39)    (0.02)    (0.08)    (0.08)
--------------------------------------------------------------------------------
 Total distributions              (0.36)    (0.50)    (0.14)    (0.22)    (0.23)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                  $  36.34  $  30.60  $  24.17   $ 19.06  $  15.09

==Ratios/Supplemental=Data======================================================
  Total return**                  20.00%    28.84%    27.56%    27.75%   37.90%*
--------------------------------------------------------------------------------
  Ratio of total expenses to
  average net assets               0.91%     0.91%     0.95%     1.12%    1.25%*
--------------------------------------------------------------------------------
  Ratio of net investment
  income (loss) to average
  net assets                       0.10%     0.43%     0.86%     0.87%    1.27%*
--------------------------------------------------------------------------------
  Portfolio turnover rate          41.3%     34.5%     23.7%     26.3%    38.1%
--------------------------------------------------------------------------------
  Net assets, end of period
  (in millions)                $  6,709  $  4,330  $  2,345    $  540   $  146
--------------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/96

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE BLUE CHIP GROWTH FUND
-----------------------------------                           December 31, 1999
STATEMENT OF NET ASSETS
-----------------------
                                                        Shares          Value
                                                                    In thousands
Common=Stocks==96.5%

FINANCIAL==17.1%================================================================
Bank and Trust  5.3%
Bank of America                                          470,000   $      23,588
--------------------------------------------------------------------------------
Bank of New York                                       1,700,000          68,000
--------------------------------------------------------------------------------
Chase Manhattan                                          520,000          40,397
--------------------------------------------------------------------------------
FirStar                                                2,200,000          46,475
--------------------------------------------------------------------------------
Mellon Financial                                       1,750,000          59,609
--------------------------------------------------------------------------------
State Street                                             332,000          24,257
--------------------------------------------------------------------------------
Wells Fargo                                            2,230,000          90,176
--------------------------------------------------------------------------------
                                                                         352,502
--------------------------------------------------------------------------------
Insurance  2.1%
ACE Limited                                            1,150,000          19,191
--------------------------------------------------------------------------------
American General                                         100,000           7,587
--------------------------------------------------------------------------------
American International Group                             300,000          32,437
--------------------------------------------------------------------------------
Marsh & McLennan                                         575,000          55,020
--------------------------------------------------------------------------------
UnumProvident                                             40,000           1,283
--------------------------------------------------------------------------------
XL Capital (Class A)                                     550,000          28,531
--------------------------------------------------------------------------------
                                                                         144,049
--------------------------------------------------------------------------------

Financial Services  9.7%
American Express                                         500,000          83,125
--------------------------------------------------------------------------------
Associates First Capital (Class A)                       828,500          22,732
--------------------------------------------------------------------------------
Capital One Financial                                  1,100,000          53,006
--------------------------------------------------------------------------------
Citigroup                                              3,740,748         207,845
--------------------------------------------------------------------------------
Fannie Mae                                             1,250,000          78,047
--------------------------------------------------------------------------------
Freddie Mac                                            2,875,000         135,305
--------------------------------------------------------------------------------
Goldman Sachs Group                                      121,300          11,425
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter                               406,000          57,957
--------------------------------------------------------------------------------
                                                                         649,442
--------------------------------------------------------------------------------
Total Financial                                                        1,145,993
--------------------------------------------------------------------------------

UTILITIES==2.7%=================================================================
Telephone  2.7%
ALLTEL                                                   340,000          28,114
--------------------------------------------------------------------------------
AT&T Liberty Group Media *                               550,000          31,212
--------------------------------------------------------------------------------
GTE                                                      220,000          15,524
--------------------------------------------------------------------------------
Nextel Communications *                                  300,000          30,928
--------------------------------------------------------------------------------
SBC Communications                                       485,000   $      23,644
--------------------------------------------------------------------------------
Sprint                                                   770,000          51,830
--------------------------------------------------------------------------------
Total Utilities                                                          181,252
--------------------------------------------------------------------------------

CONSUMER=NONDURABLES==15.5%=====================================================
Cosmetics  0.0%
Gillette                                                  10,000             412
--------------------------------------------------------------------------------
                                                                             412
--------------------------------------------------------------------------------
Beverages  1.0%
Coca-Cola                                                300,000          17,475
--------------------------------------------------------------------------------
PepsiCo                                                1,420,000          50,055
--------------------------------------------------------------------------------
                                                                          67,530
--------------------------------------------------------------------------------
Food Processing  0.0%
Quaker Oats                                               40,000           2,625
--------------------------------------------------------------------------------
                                                                           2,625
--------------------------------------------------------------------------------

Hospital Supplies/Hospital Management  0.6%
Baxter International                                     590,000          37,059
--------------------------------------------------------------------------------
Medtronic                                                 50,000           1,822
--------------------------------------------------------------------------------
                                                                          38,881
--------------------------------------------------------------------------------
Pharmaceuticals  10.0%
American Home Products                                 1,100,000          43,381
--------------------------------------------------------------------------------
Amgen *                                                  575,000          34,518
--------------------------------------------------------------------------------
Biogen *                                                  50,000           4,223
--------------------------------------------------------------------------------
Bristol-Myers Squibb                                   1,450,000          93,072
--------------------------------------------------------------------------------
Eli Lilly                                                725,000          48,213
--------------------------------------------------------------------------------
Genetech *                                               370,000          49,765
--------------------------------------------------------------------------------
Johnson & Johnson                                        740,000          68,912
--------------------------------------------------------------------------------
Merck                                                  1,135,000          76,116
--------------------------------------------------------------------------------
Pfizer                                                 2,270,000          73,633
--------------------------------------------------------------------------------
Schering-Plough                                        1,400,000          59,063
--------------------------------------------------------------------------------
Warner-Lambert                                         1,450,000         118,809
--------------------------------------------------------------------------------
                                                                         669,705
--------------------------------------------------------------------------------
Health Care Services  1.9%
CIGNA                                                    100,000           8,056
--------------------------------------------------------------------------------
IMS Health                                               700,000          19,031
--------------------------------------------------------------------------------
United HealthCare                                      1,300,000          69,063
--------------------------------------------------------------------------------
Wellpoint Health Networks *                              440,000          29,013
--------------------------------------------------------------------------------
                                                                         125,163
--------------------------------------------------------------------------------
Miscellaneous Consumer Products  2.0%
Colgate-Palmolive                                        425,000   $      27,625
--------------------------------------------------------------------------------
Hasbro                                                   500,000           9,531
--------------------------------------------------------------------------------
NIKE (Class B)                                           520,000          25,772
--------------------------------------------------------------------------------
Philip Morris                                          1,150,000          26,666
--------------------------------------------------------------------------------
Procter & Gamble                                         430,000          47,112
--------------------------------------------------------------------------------
                                                                         136,706
--------------------------------------------------------------------------------
Total Consumer Nondurables                                             1,041,022
--------------------------------------------------------------------------------

CONSUMER=SERVICES==14.5%========================================================
General Merchandisers  2.4%
Dayton Hudson                                            600,000          44,063
--------------------------------------------------------------------------------
Wal-Mart                                               1,745,000         120,623
--------------------------------------------------------------------------------
                                                                         164,686
--------------------------------------------------------------------------------
Specialty Merchandisers  3.8%
CVS                                                    1,200,000          47,925
--------------------------------------------------------------------------------
Home Depot                                             1,522,500         104,386
--------------------------------------------------------------------------------
Kroger *                                               2,200,000          41,525
--------------------------------------------------------------------------------
Safeway *                                              1,790,000          63,657
--------------------------------------------------------------------------------
                                                                         257,493
--------------------------------------------------------------------------------
Entertainment and Leisure  1.7%
Carnival (Class A)                                       100,000           4,781
--------------------------------------------------------------------------------
Disney                                                   100,000           2,925
--------------------------------------------------------------------------------
McDonald's                                               820,000          33,056
--------------------------------------------------------------------------------
MediaOne Group *                                         935,000          71,820
--------------------------------------------------------------------------------
                                                                         112,582
--------------------------------------------------------------------------------
Media and Communications  6.6%
CBS *                                                  1,850,000         118,284
--------------------------------------------------------------------------------
Clear Channel Communications *                           712,000          63,546
--------------------------------------------------------------------------------
Comcast (Class A Special)                                610,000          30,824
--------------------------------------------------------------------------------
Fox Entertainment Group (Class A) *                      700,000          17,456
--------------------------------------------------------------------------------
Infinity Broadcasting (Class A) *                      1,180,000          42,701
--------------------------------------------------------------------------------
Time Warner                                            1,200,000          86,925
--------------------------------------------------------------------------------
Tribune                                                  520,000          28,633
--------------------------------------------------------------------------------
Vodafone Airtouch ADR                                  1,060,000          52,470
--------------------------------------------------------------------------------
                                                                         440,839
--------------------------------------------------------------------------------
Total Consumer Services                                                  975,600
--------------------------------------------------------------------------------

CONSUMER=CYCLICALS==2.4%========================================================
Building and Real Estate  0.3%
Starwood Hotels & Resorts Worldwide, REIT                860,000   $      20,210
--------------------------------------------------------------------------------
                                                                          20,210
--------------------------------------------------------------------------------
Miscellaneous Consumer Durables  2.1%
Corning                                                  730,000          94,124
--------------------------------------------------------------------------------
Eastman Kodak                                            275,000          18,219
--------------------------------------------------------------------------------
Masco                                                  1,000,000          25,375
--------------------------------------------------------------------------------
                                                                         137,718
--------------------------------------------------------------------------------
Total Consumer Cyclicals                                                 157,928
--------------------------------------------------------------------------------

TECHNOLOGY==18.5%===============================================================
Electronic Components  6.3%
Altera *                                                 650,000          32,216
--------------------------------------------------------------------------------
Analog Devices *                                          40,000           3,720
--------------------------------------------------------------------------------
EMC *                                                    340,000          37,145
--------------------------------------------------------------------------------
Intel                                                  1,500,000         123,422
--------------------------------------------------------------------------------
Maxim Integrated Products *                            1,600,000          75,450
--------------------------------------------------------------------------------
Motorola                                                 300,000          44,175
--------------------------------------------------------------------------------
Texas Instruments                                        700,000          67,812
--------------------------------------------------------------------------------
Xilinx *                                                 880,000          40,013
--------------------------------------------------------------------------------
                                                                         423,953
--------------------------------------------------------------------------------
Electronic Systems  3.8%
Applied Materials *                                      532,000          67,381
--------------------------------------------------------------------------------
Hewlett-Packard                                          560,000          63,805
--------------------------------------------------------------------------------
Nokia ADR                                                412,000          78,280
--------------------------------------------------------------------------------
Solectron *                                              440,000          41,855
--------------------------------------------------------------------------------
                                                                         251,321
--------------------------------------------------------------------------------
Information Processing  1.4%
Dell Computer *                                        1,650,000          84,098
--------------------------------------------------------------------------------
IBM                                                      100,000          10,800
--------------------------------------------------------------------------------
                                                                          94,898
--------------------------------------------------------------------------------

Office Automation  0.1%
Ceridian *                                               300,000           6,469
--------------------------------------------------------------------------------
                                                                           6,469
--------------------------------------------------------------------------------
Specialized Computer  0.7%
Sun Microsystems *                                       640,000          49,540
--------------------------------------------------------------------------------
                                                                          49,540
--------------------------------------------------------------------------------
Telecommunications  5.6%
3Com *                                                   100,000   $       4,697
--------------------------------------------------------------------------------
Cisco Systems *                                        1,330,000         142,435
--------------------------------------------------------------------------------
Lucent Technologies                                    1,030,150          77,068
--------------------------------------------------------------------------------
MCI WorldCom *                                         2,100,000         111,366
--------------------------------------------------------------------------------
Tellabs *                                                200,000          12,831
--------------------------------------------------------------------------------
Uniphase *                                               154,000          24,842
--------------------------------------------------------------------------------
                                                                         373,239
--------------------------------------------------------------------------------
Aerospace and Defense  0.6%
Honeywell International                                  700,000          40,381
--------------------------------------------------------------------------------
                                                                          40,381
--------------------------------------------------------------------------------
Total Technology                                                       1,239,801
--------------------------------------------------------------------------------

CAPITAL=EQUIPMENT==5.0%=========================================================
Electrical Equipment  4.3%
GE                                                     1,021,000         158,000
--------------------------------------------------------------------------------
Tyco International                                     3,400,000         132,175
--------------------------------------------------------------------------------
                                                                         290,175
--------------------------------------------------------------------------------
Machinery  0.7%
Danaher                                                  880,000          42,460
--------------------------------------------------------------------------------
                                                                          42,460
--------------------------------------------------------------------------------
Total Capital Equipment                                                  332,635
--------------------------------------------------------------------------------

BUSINESS=SERVICES=AND===========================================================
TRANSPORTATION==15.2%===========================================================
Computer Service and Software  13.3%
America Online *                                       1,400,000         105,612
--------------------------------------------------------------------------------
Automatic Data Processing                              1,100,000          59,262
--------------------------------------------------------------------------------
BMC Software *                                           820,000          65,523
--------------------------------------------------------------------------------
Citrix Systems *                                         290,000          35,661
--------------------------------------------------------------------------------
Computer Associates                                      860,000          60,146
--------------------------------------------------------------------------------
First Data                                             1,150,106          56,715
--------------------------------------------------------------------------------
Lexmark International Group (Class A) *                  140,000          12,670
--------------------------------------------------------------------------------
Microsoft *                                            2,270,000         264,952
--------------------------------------------------------------------------------
Oracle *                                                 970,000         108,670
--------------------------------------------------------------------------------
Parametric Technology *                                1,111,000          30,032
--------------------------------------------------------------------------------
VERITAS Software *                                       300,000   $      42,928
--------------------------------------------------------------------------------
Yahoo! *                                                 115,000          49,763
--------------------------------------------------------------------------------
                                                                         891,934
--------------------------------------------------------------------------------
Distribution Services  0.1%
U.S. Foodservice *                                       610,000          10,218
--------------------------------------------------------------------------------
                                                                          10,218
--------------------------------------------------------------------------------
Railroads  0.5%
Kansas City Southern Industries                          440,000          32,835
--------------------------------------------------------------------------------
                                                                          32,835
--------------------------------------------------------------------------------
Miscellaneous Business Services  1.3%
Omnicom                                                  730,000          73,000
--------------------------------------------------------------------------------
United Parcel Service                                    130,000           8,970
--------------------------------------------------------------------------------
Waste Management                                         300,000           5,156
--------------------------------------------------------------------------------
                                                                          87,126
--------------------------------------------------------------------------------
Total Business Services and Transportation                             1,022,113
--------------------------------------------------------------------------------

ENERGY==3.6%====================================================================
Energy Services  0.4%
Halliburton                                              700,000          28,175
--------------------------------------------------------------------------------
                                                                          28,175
--------------------------------------------------------------------------------
Integrated Petroleum - International  3.2%
BP Amoco ADR                                             790,000          46,857
--------------------------------------------------------------------------------
Chevron                                                  560,000          48,510
--------------------------------------------------------------------------------
Exxon Mobil                                            1,030,115          82,989
--------------------------------------------------------------------------------
Royal Dutch Petroleum ADR                                632,000          38,196
--------------------------------------------------------------------------------
                                                                         216,552
--------------------------------------------------------------------------------
Total Energy                                                             244,727
--------------------------------------------------------------------------------

PROCESS=INDUSTRIES==1.4%========================================================
Specialty Chemicals  0.2%
Great Lakes Chemical                                     400,000          15,275
--------------------------------------------------------------------------------
                                                                          15,275
--------------------------------------------------------------------------------
Paper and Paper Products  1.2%
Kimberly-Clark                                         1,200,000          78,300
--------------------------------------------------------------------------------
                                                                          78,300
--------------------------------------------------------------------------------
Total Process Industries                                                  93,575
--------------------------------------------------------------------------------

MISCELLANEOUS==0.6%=============================================================
Berkshire Hathaway (Class A) *                               100   $       5,610
--------------------------------------------------------------------------------
Other Miscellaneous Common Stocks                                         35,724
--------------------------------------------------------------------------------
Total Miscellaneous                                                       41,334
--------------------------------------------------------------------------------
Total Common Stocks (Cost  $4,430,168)                                 6,475,980
================================================================================

Short-Term=Investments==4.0%====================================================
Money Market Funds  4.0%
Reserve Investment Fund, 6.16%  #+                   263,813,513         263,814
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $263,814)                            263,814
================================================================================

=Total=Investments=in=Securities================================================
 100.5% of Net Assets (Cost $4,693,982)                      $   6,739,794

 Other Assets Less Liabilities                                     (30,831)
================================================================================

 NET ASSETS                                                  $   6,708,963
================================================================================
 Net Assets Consist of:
 Accumulated net investment income - net
        of distributions                                     $         (43)
 Accumulated net realized gain/loss - net
        of distributions                                           105,971
 Net unrealized gain (loss)                                      2,045,812
 Paid-in-capital applicable to 184,591,935
        shares of $0.0001 par value capital stock
        outstanding; 1,000,000,000 shares authorized             4,557,223
--------------------------------------------------------------------------------

 NET ASSETS                                                  $   6,708,963
================================================================================

 NET ASSET VALUE PER SHARE                                   $       36.34
================================================================================

     #  Seven-day yield
     +  Affiliated company
     *  Non-income producing
   ADR  American Depository Receipt
  REIT  Real Estate Investment Trust

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE BLUE CHIP GROWTH FUND
-----------------------------------
STATEMENT OF OPERATIONS
-----------------------                                            In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/99
  Investment Income (Loss)
  Income
    Dividend                                                      $      44,308
    Interest (includes $11,567 from affiliated companies)                11,586
-------------------------------------------------------------------------------
    Total income                                                         55,894
-------------------------------------------------------------------------------
  Expenses
    Investment management                                                34,536
    Shareholder servicing                                                14,721
    Prospectus and shareholder reports                                      501
    Registration                                                            439
    Custody and accounting                                                  257
    Legal and audit                                                          18
    Directors                                                                17
    Miscellaneous                                                            37
-------------------------------------------------------------------------------
    Total expenses                                                       50,526
    Expenses paid indirectly                                                (72
-------------------------------------------------------------------------------
    Net expenses                                                         50,454
-------------------------------------------------------------------------------
  Net investment income (loss)                                            5,440
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
    Securities                                                          157,760
    Foreign currency transactions                                           (10
-------------------------------------------------------------------------------
    Net realized gain (loss)                                            157,750
  Change in net unrealized gain or loss on securities                   902,436
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                             1,060,186
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $   1,065,626

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE BLUE CHIP GROWTH FUND
-----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                 In thousands
                                                           Year
                                                          Ended
                                                       12/31/99        12/31/98
                                                       --------        --------
  Increase (Decrease) in Net Assets
  Operations
    Net investment income (loss)                   $      5,440     $    13,909
    Net realized gain (loss)                            157,750          66,217
    Change in net unrealized gain or loss               902,436         754,612
--------------------------------------------------------------------------------
    Increase (decrease) in net assets
        from operations                               1,065,626         834,738
--------------------------------------------------------------------------------
  Distributions to shareholders
    Net investment income                                (5,483)        (15,078)
    Net realized gain                                   (60,286)        (53,457)
--------------------------------------------------------------------------------
    Decrease in net assets from distributions           (65,769)        (68,535)
--------------------------------------------------------------------------------
  Capital share transactions *
    Shares sold                                       2,780,647       1,971,557
    Distributions reinvested                             64,447          67,284
    Shares redeemed                                  (1,466,122)       (819,465)
--------------------------------------------------------------------------------
    Increase (decrease) in net assets from capital
    share transactions                                1,378,972       1,219,376
--------------------------------------------------------------------------------
  Net Assets
  Increase (decrease) during period                   2,378,829       1,985,579
  Beginning of period                                 4,330,134       2,344,555
--------------------------------------------------------------------------------
  End of period                                    $  6,708,963     $ 4,330,134
================================================================================
* Share information
    Shares sold                                          86,086          72,851
    Distributions reinvested                              1,870           2,377
    Shares redeemed                                     (44,881)        (30,731)
--------------------------------------------------------------------------------
    Increase (decrease) in shares outstanding            43,075          44,497

The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE BLUE CHIP GROWTH FUND
-----------------------------------                           December 31, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis.

     Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $3,450,972,000 and $2,211,892,000, respectively, for the year ended December 31, 1999.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $4,693,982,000. Net unrealized gain aggregated $2,045,812,000 at period-end, of which $2,168,839,000 related to appreciated investments and $123,027,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $3,406,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides suba ccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $11,505,000 for the year ended December 31, 1999, of which $1,069,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 4.3% of the outstanding shares of the fund at December 31, 1999. For the year then ended, the fund was allocated $745,000 of Spectrum expenses, $93,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $11,567,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $5,122,000 with certain affiliates of the manager and paid commissions of $5,000 related thereto.

================================================================================
T. ROWE PRICE BLUE CHIP GROWTH FUND
-----------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Blue Chip Growth Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Blue Chip Growth Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial stateme nts, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 20, 2000

================================================================================

T. ROWE PRICE BLUE CHIP GROWTH FUND
-----------------------------------

    Tax Information (Unaudited) for the Tax Year Ended 12/31/99

        We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The fund's distributions to shareholders include $60,286,000 from long-term capital gains, subject to the 20% rate gains category.

        For corporate shareholders, $19,483,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


================================================================================
T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

     KNOWLEDGEABLE  SERVICE  REPRESENTATIVES
     ---------------------------------------

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES
     ----------------

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [RegistrationMark] and the
     T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*
     -------------------

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings -over full-service commission rates. **

     INVESTMENT INFORMATION
     ----------------------

     COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS  Educational  reports  on  investment   strategies  and  financial
     markets.

     INVESTMENT GUIDES Asset Mix Worksheet,  College Planning Kit,  Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


================================================================================

T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500 Extended Equity Market Index Financial Services Growth & Income Growth Stock Health Sciences Media & Telecommunications Mid-Cap Growth Mid-Cap Value New America Growth New Era New Horizons* Real Estate Science & Technology Small-Cap Stock Small-Cap Value Spectrum Growth Tax-Efficient Growth Total Equity Market Index Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery
International  Growth  &  Income
International  Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC TAX-FREE
-----------------
California Tax-Free Bond Florida Intermediate Tax-Free Georgia Tax-Free Bond Maryland Short-Term Tax-Free Bond Maryland Tax-Free Bond New Jersey Tax-Free Bond New York Tax-Free Bond Summit Municipal Income Summit Municipal Intermediate Tax-Free High Yield Tax-Free Income Tax-Free Intermediate Bond Tax-Free Short-Intermediate Virginia Short-Term Tax-Free Bond Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

     Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

FOR FUND AND ACCOUNT INFORMATION OR TO CONDUCT TRANSACTIONS, 24 HOURS, 7 DAYS A WEEK By touch-tone telephone TELE*ACCESS 1-800-638-2587 By Account Access on the Internet WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears on
your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
DOWNTOWN
101 East Lombard Street
OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.          F93-050  12/31/99